Subsequent Events	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 5 -	SUBSEQUENT EVENTS

A.	On November 27, 2018, the Company granted options to purchase 710,000 Ordinary Shares to employees at exercise price NIS 3.78 (approximately $1.02 per share at the grant date).

B.	On November 1, 2018, the Company increased its holdings in Rail Vision by exercising warrants into 2,704 of Rail Vision’s ordinary shares for an aggregate of approximately $600. Following the exercise, the Company holds 35.91% of the issued and outstanding share capital of Rail Vision (and 33.81% on a fully diluted basis).

C.	On January 27, 2019, the Company entered into a development agreement for manufacturing and engineering consulting services, and an investment agreement with RH Electronics Ltd. According to the agreement, RH Electronics Ltd., will purchase approximately 1% of Foresight’s issued and outstanding Ordinary Shares for a total consideration of $1,000 at a price per ADS of approximately $4.08 (reflecting the price of NIS 3.00 per ordinary share).

D.	On May 17, 2018, the Company, through its subsidiary Foresight Automotive, incorporated Eye-Net Mobile Ltd. (“Eye-Net”), in order to spin off the activities dedicated to the design and development of V2X (vehicle-to-everything) cellular-based accident prevention solutions (the “Activity”). Under the terms of the transaction, Foresight Automotive will transfer to Eye-Net, without any consideration, all of its rights and intellectual property rights related to the Activity, including all employees related to the Activity. The spin off was completed on January 1, 2019.